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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated 28th August 1998 on our audit of the consolidated financial statements of Ferro Metal and Chemical Corporation Limited for the year ended 30th June 1996.

WILSON WRIGHT & CO.,
Chartered Accountants
and Registered Auditors,
71 Kingsway,
London WC2B  6 ST.
                                                       Date: 25th September 1998